EXHIBIT 99.3
JPMorgan Chase Bank, National Association
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England
February 14, 2006
To: Pier 1 Imports, Inc.
100 Pier 1 Place
Fort Worth, TX 76102
Attention: Greg Coffey
Telephone No.: (817) 252-8030
Facsimile No.: (817) 252-8174
Re: Call Option Transaction
     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) and Pier 1 Imports, Inc. (“Counterparty”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.
     The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated February 8, 2006 (the “Offering Memorandum”) relating to the USD 150,000,000 principal amount of 6.375% Senior Notes due 2036, (the “Initial Convertible Notes” and each USD 1,000 principal amount of Convertible Notes, an “Initial Convertible Note”) and additional USD 15,000,000 principal amount of 6.375% Senior Notes due 2036 issued pursuant to an over-allotment option granted by Counterparty to the initial purchaser of the Initial Convertible Notes (the “Additional Convertible Notes” and together with the Initial Convertible Notes, the “Convertible Notes”; each USD 1,000 principal amount of the Additional Convertible Notes, an “Additional Convertible Note” and together with each Initial Convertible Note, a “Convertible Note”), all issued by Counterparty pursuant to an Indenture to be dated February 14, 2006 between Counterparty and JPMorgan Chase Bank, National Association, as trustee (the “Indenture”). In the event of any inconsistency between the terms defined in the Offering Memorandum, the Indenture and this Confirmation, this Confirmation shall govern.
     Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.
1. This Confirmation evidences a complete and binding agreement between JPMorgan and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if JPMorgan and Counterparty had executed an agreement in such form (but without any Schedule except for the election of (i) the laws of the State of New York as the governing law and (ii) United States dollars as the Termination Currency) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.
2. The terms of the particular Transaction to which this Confirmation relates are as follows:
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

General Terms:

Trade Date:	February 14, 2006

Option Style:	“Modified American”, as set forth under “Exercise and Valuation” below

Option Type:	Call

Buyer:	Counterparty

Seller:	JPMorgan

Shares:	The common stock of Counterparty, par value USD 1.00 per Share (Exchange symbol “PIR”)

Number of Options:	15,000. For the avoidance of doubt, the Number of Options shall be reduced by any Options exercised by Counterparty. In no event will the Number of Options be less than zero.

Option Entitlement:	As of any date, a number equal to the Conversion Rate as of such date (as defined in the Indenture, but without regard to any adjustments to the Conversion Rate pursuant to Section 12.02(j), Section 12.03 or Section 12.04 of the Indenture), for each Convertible Note.

Strike Price:	USD 15.1900

Cap Price:	USD 17.0888

Premium:	USD 868,321.63

Premium Payment Date:	February 17, 2006

Exchange:	The New York Stock Exchange

Related Exchange(s):	The principal exchange(s) for options contracts or futures contracts, if any, with respect to the Shares

Exercise and Valuation:

Exercise Period(s):	Notwithstanding the Equity Definitions, the Exercise Period shall be, in respect of the Exercisable Options (as defined below), each period commencing from the date a notice of conversion is submitted to Counterparty by a holder of Convertible Notes to and including the Exchange Business Day immediately preceding the first Valid Day of the Settlement Averaging Period; provided that if by January 1, 2011 Counterparty has specified February 15, 2011 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, there shall be a
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

single Exercise Period for Exercisable Options with respect to any Convertible Notes surrendered for conversion following Counterparty’s notice of such redemption and the final day of the Exercise Period shall be the Exchange Business Day immediately preceding the redemption date; provided further that if Counterparty has not by January 1, 2011 specified February 15, 2011 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, notices of conversion received by Counterparty from holders of Convertible Notes following the date that is 27 Exchange Business Days prior to February 15, 2011 shall not result in the commencement of an Exercise Period and no Exercisable Options will be exercised or deemed exercised in respect of such notices of conversion of Convertible Notes.

Exercisable Options:	In respect of each Exercise Period, a number of Options equal to 100% of the number of USD 1,000 principal amount of Convertible Notes surrendered for conversion; provided that (i) for the purpose of calculating Exerciseable Options under the Confirmation between the parties hereto and relating to the Initial Convertible Notes (the “Initial Confirmation”), the “Convertible Notes surrendered to Counterparty for conversion” shall refer only to the Initial Convertible Notes with respect to the Initial Confirmation and in no event shall the aggregate number of Options exercised under the Initial Confirmation exceed 150,000, and (ii) for the purpose of calculating the Exerciseable Options hereunder, the “Convertible Notes surrendered to Counterparty for conversion” shall refer only to the Additional Convertible Notes with respect to this Confirmation and in no event shall the aggregate number of Options exercised hereunder exceed 15,000.

Expiration Time:	The Valuation Time

Expiration Date:	Subject to the second proviso in the definition of Exercise Period above, in respect of any Exercisable Options, the earlier of February 15, 2011 and the final day of the Exercise Period in respect of such Exercisable Options.

Multiple Exercise:	Applicable, as described under Exercisable Options above.

Automatic Exercise:	Applicable; and means that, in respect of an Exercise Period, a number of Options not previously exercised hereunder equal to the Exercisable Options shall be deemed to be exercised on the Expiration Date for the Exercise Period relating to such Exercisable Options; provided that such Options shall be deemed exercised
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

only to the extent that Counterparty has provided a Notice of Exercise to JPMorgan.

Notice of Exercise:	Notwithstanding anything to the contrary in the Equity Definitions, in order to exercise any Options, Counterparty must notify JPMorgan (in writing or orally) at least one Exchange Business Day prior to the first Valid Day of the Settlement Averaging Period for the Options being exercised of (i) the number of such Options and (ii) the first day of the Settlement Averaging Period and the Settlement Date; provided that if Counterparty has by January 1, 2011 specified February 15, 2011 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, such notice may be given on or prior to the Expiration Date for such Exercisable Options and need only specify the number of such Exercisable Options.

Valuation Time:	At the close of trading of the regular trading session on the Exchange; provided that if the principal trading session is extended, the Calculation Agent shall determine the Valuation Time in its reasonable discretion.

Market Disruption Event:	Section 4.3(a)(ii) is hereby amended by adding after the words “or Share Basket Transaction” in the first line thereof a phrase “a failure by the Exchange or Related Exchange to open for trading during its regular trading session or” and replacing the phrase “during the one-half hour period that ends at the relevant Valuation Time” with the phrase “prior to 1:00 p.m. on such Exchange Business Day of an aggregate one-half hour period”.

Settlement Terms:

Settlement Method:	Net Share Settlement

Net Share Settlement:	JPMorgan will deliver to Counterparty, on the Settlement Date, a number of Shares equal to the Net Shares in respect of an Option exercise. In no event will the Net Shares be less than zero.

Net Shares:	In respect of any Option exercised or deemed exercised, for each Option a number of Shares equal to (i) the Option Entitlement multiplied by (ii) the sum of the quotients, for each Valid Day during the Settlement Averaging Period for such Option, of (A) (1) the amount by which the Cap Price exceeds the Strike Price, if the Relevant Price on such Valid Day is equal to or greater than the Cap Price; (2) the amount by which the Relevant Price exceeds the Strike Price, if the Relevant Price on such Valid Day is equal to or greater than the Strike Price but less than the Cap Price or (3) zero, if the Relevant Price is less than the Strike Price; divided by
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA

(B) the Relevant Price on such Valid Day, divided by (iii) 25.

JPMorgan will deliver cash in lieu of any fractional Shares to be delivered with respect to any Net Shares to be delivered hereunder valued at the Relevant Price for the last Valid Day of the Settlement Averaging Period.

Valid Day:	An Exchange Business Day on which the Exchange is open for trading during its regular trading session and there is no Market Disruption Event with respect to the Shares.

Relevant Price:	In respect of any Option exercised or deemed exercised, the per Share volume-weighted average price for each of the 25 consecutive Valid Days any Settlement Averaging Period as displayed under the heading “Bloomberg VWAP” on Bloomberg page PIR <equity> AQR (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Valid Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Valid Day, as determined by the Calculation Agent using a volume-weighted method).

Settlement Averaging Period:	For any Exercisable Options relating to the conversion of Convertible Notes, (x) if Counterparty has not by January 1, 2011 specified February 15, 2011 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, the twenty-five (25) consecutive Valid Days commencing on and including the second Exchange Business Day following the receipt by Counterparty of a notice of voluntary conversion by a holder of Convertible Notes or (y) if Counterparty has by January 1, 2011 specified February 15, 2011 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, the twenty-five (25) consecutive Valid Days commencing on and including the 28th scheduled Exchange Business day prior to February 15, 2011.

Settlement Date:	For any Exercisable Options relating to the conversion of the Convertible Notes, the settlement date for Shares to be delivered under such Convertible Notes under the terms of the Indenture.

Other Applicable Provisions:	The provisions of Sections 6.6, 6.7, 6.8, 6.9 and 6.10 of the Equity Definitions will be applicable, except that all references in such provisions to “Physically-Settled” shall be read as references to “Net Share Settled”. “Net Share Settled” in relation to any Option means that Net Share Settlement is applicable to that Option.
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA

	Failure to Deliver:	Applicable

3.	Additional Terms applicable to the Transaction:

Adjustments applicable to the Transaction:

	Potential Adjustment Events:	Notwithstanding Section 9.1(e) of the Equity Definitions, a “Potential Adjustment Event” means (x) any occurrence of any event or condition, as set forth in Section 12.02 of the Indenture that would result in an adjustment to the Conversion Rate of the Convertible Notes and (y) any conversion of Convertible Notes by holders of the Convertible Notes prior to January 1, 2011; provided that in no event shall there be any adjustment hereunder as a result of an adjustment to the Conversion Rate pursuant to Section 12.02(j), Section 12.03 or Section 12.04 of the Indenture.

	Method of Adjustment:	Calculation Agent Adjustment; provided, however, (i) upon any adjustment to the Conversion Rate of the Convertible Notes pursuant to the Indenture (other than Section 12.02(j), Section 12.03 or Section 12.04 of the Indenture), the Calculation Agent shall make a corresponding adjustment to any of the Strike Price, Number of Options and the Option Entitlement, and (ii) upon any Potential Adjustment Event, the Calculation Agent may, in its sole discretion, make any adjustment consistent with the Calculation Agent Adjustment set forth in Section 9.1(c) of the Equity Definitions to the Cap Price or any other variable relevant to the exercise, settlement or payment for the Transaction; provided further that any adjustment to the Cap Price shall, in no event, result in the Cap Price being less than the Strike Price.

Extraordinary Events applicable to the Transaction:

	Merger Events:	Notwithstanding Section 9.2(a) of the Equity Definitions, a “Merger Event” means the occurrence of any event or condition set forth in Section 12.05 of the Indenture.

	Consequence of Merger Events:	Calculation Agent Adjustment; provided, however, upon the occurrence of a Merger Event:
(i) the Calculation Agent shall make a corresponding adjustment in respect of any adjustment under the Indenture to any one or more of the nature of the Shares, Strike Price, Number of Options and the Option Entitlement. Such adjustment shall (a) assume that, in the case of a “Public Acquirer Change of Control” (as defined in the Indenture), Counterparty does not make the election provided in Section 12.04 of the Indenture and (b) be made without regard to any adjustment to the Conversion Rate for the issuance of additional shares as
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act.
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

set forth in Section 12.02(j) or Section 12.03 of the Indenture; and

(ii) the Calculation Agent may, in its sole discretion, make any adjustment consistent with the Calculation Agent Adjustment set forth in Section 9.1(c) of the Equity Definitions to the Cap Price or any other variable relevant to the exercise, settlement or payment for the Transaction; provided that any adjustment to the Cap Price shall, in no event, result in the Cap Price being less than the Strike Price.

4. Calculation Agent:	JPMorgan
5. Account Details:
(a)	Account for payments to Counterparty:
Wells Fargo Bank, N.A.
ABA: 121000248
Account Name: Pier 1 Imports, Inc.
Account #: 4121136105
     Account for delivery of Shares to Counterparty:
DWAC to Mellon Investor Services
For credit to: Pier 1 Imports, Inc. Treasury Shares
(b)	Account for payments to JPMorgan:
JPMorgan Chase Bank, National Association, New York
ABA: 021 000 021
Favour: JPMorgan Chase Bank, N.A. – London
A/C: 0010962009 CHASUS33
     Account for delivery of Shares from JPMorgan:
DTC 060
6. Offices:
The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.
The Office of JPMorgan for the Transaction is: New York
JPMorgan Chase Bank, National Association
London Branch
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England
7. Notices: For purposes of this Confirmation:
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

(a)	Address for notices or communications to Counterparty:
Pier 1 Imports, Inc.
100 Pier 1 Place
Fort Worth, Texas 76102
Attention: Treasurer
Telephone No.: (817) 252-8030
Fax No.: (817) 252-8174
with a copy to:
Winstead Sechrest & Minick P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, TX 75270
Attention: Bruce A. Cheatham. Esq.
Direct: (214) 745-5213
Fax: (214) 745-5390
(b)	Address for notices or communications to JPMorgan:
JPMorgan Chase Bank, National Association
277 Park Avenue, 11th Floor
New York, NY 10172
Attention: Nathan Lulek
EDG Corporate Marketing
Telephone No.: (212) 622-2262
Fax No.: (212) 622-8091
8. Representations and Warranties of Counterparty
The representations and warranties of Counterparty set forth in Section 4 of the Purchase Agreement (the “Purchase Agreement”) dated as of February 8, 2006 among Counterparty, certain of its subsidiaries and J.P. Morgan Securities Inc. (the “Initial Purchaser”) are true and correct and are hereby deemed to be repeated to JPMorgan as if set forth herein. Counterparty hereby further represents and warrants to JPMorgan that:
(a)	Counterparty has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on Counterparty’s part; and this Confirmation has been duly and validly executed and delivered by Counterparty and constitutes its valid and binding obligation, enforceable against Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.
(b)	Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of Counterparty hereunder will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of Counterparty, or any applicable law or regulation, or any order, writ, injunction or decree
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

of any court or governmental authority or agency, or breach or constitute a default under, or result in the creation of any lien under, any agreements and contracts filed as exhibits to Counterparty’s Annual Report on Form 10-K for the year ended February 26, 2005, incorporated by reference in the Offering Memorandum.
(c)	No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance by Counterparty of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended, or state securities laws.

(d)	It is an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the “CEA”) because one or more of the following is true:
Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:
(A)	Counterparty has total assets in excess of USD 10,000,000;

(B)	the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

(C)	Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty’s business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty’s business.
(e)	Each of it and its affiliates is not, on the date hereof, in possession of any material non-public information with respect to Counterparty.
9. Other Provisions:
(a)	Opinions. Counterparty shall deliver to JPMorgan opinions of counsel, dated as of the Trade Date, with respect to the matters set forth in Sections 8(a) through (c) of this Confirmation.

(b)	Limit on Beneficial Ownership. Notwithstanding anything to the contrary in the Agreement or this Confirmation, in no event shall JPMorgan be entitled to receive, or be deemed to receive, any Shares to the extent (but only to the extent) that receipt of such Shares by JPMorgan would result in JPMorgan’s “beneficial ownership” (within the meaning of Section 16 of the Exchange Act and the rules promulgated thereunder) being equal to or greater than 8% or more of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in JPMorgan directly or indirectly so beneficially owning in excess of 8% of the outstanding Shares. If any delivery owed to JPMorgan hereunder is not made, in whole or in part, as a result of this provision, Counterparty’s obligation to make such delivery shall not be extinguished and Counterparty shall make such delivery as promptly as practicable after, but in no event later than one Business Day after,
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

JPMorgan gives notice to Counterparty that such delivery would not result in JPMorgan directly or indirectly so beneficially owning in excess of 8% of the outstanding Shares.
(c)	No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

(d)	Repurchase Notices. Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a “Repurchase Notice”) on such day if following such repurchase, the number of outstanding Shares on such day, subject to any adjustments provided herein, is (i) more than 1.5 million less than the number of Shares outstanding on February 8, 2006 and (ii) more than 500,000 less than the number of Shares included in the later of (i) Counterparty’s most recently filed quarterly report on Form 10-Q or (ii) the immediately preceding Repurchase Notice. Counterparty agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an “Indemnified Person”) from and against any and all losses (including losses relating to JPMorgan’s hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 “insider”, including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney’s fees), joint or several, which an Indemnified Person may become subject to, as a result of Counterparty’s failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this paragraph, and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify Counterparty in writing, and Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph shall remain operative and in full force and effect regardless of the termination of this Transaction.
(e)	Regulation M. Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. Counterparty shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

(f)	No Manipulation. Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

(g)	Number of Repurchased Shares. Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees and contractual agreements binding upon Counterparty, other than the Credit Agreement dated as of November 22, 2005 among Pier 1 Imports (U.S.) Inc., Pier 1 Kids, Inc., the Lenders named therein, and Bank of America, N.A., as Administrative Agent and Collateral Agent, on the Trade Date.

(h)	Board Authorization. Each of this Transaction and the issuance of the Additional Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and, prior to any exercise of Options hereunder, Counterparty’s board of directors will have duly authorized any repurchase of Shares pursuant to this Transaction. Counterparty further represents that there is no internal policy, whether written or oral, of Counterparty that would prohibit Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

(i)	Transfer or Assignment. Neither party may transfer any of its rights or obligations under this Transaction without the prior written consent of the non-transferring party; provided, however, that JPMorgan may transfer or assign all or any part of its rights or obligations under this Transaction without consent of Counterparty if, as determined at JPMorgan’s sole discretion, (i) its “beneficial ownership” (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of Counterparty’s outstanding Shares or (ii) the quotient of (x) the product of (a) the sum of the Number of Options hereunder and the Number of Options under the Initial Confirmation and (b) the Option Entitlement divided by (y) the number of Counterparty’s outstanding Shares (such quotient expressed as a percentage, the “Options Equity Percentage”), exceeds 15%, JPMorgan may transfer or assign a number of Options sufficient to reduce such “beneficial ownership” to 7.5% or such Options Equity Percentage to 14.5%, respectively, to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A+ or better by Standard and Poor’s Rating Group, Inc. or its successor (“S&P”), or A1 or better by Moody’s Investor Service, Inc. (“Moody’s”)
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

or, if either S&P or Moody’s ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and JPMorgan. If, in the discretion of JPMorgan, JPMorgan is unable to effect such transfer or assignment after its commercially reasonable efforts on pricing terms reasonably acceptable to JPMorgan and within a time period reasonably acceptable to JPMorgan, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of this Transaction, such that (i) its “beneficial ownership” following such partial termination will be equal to or less than 7.5% or (ii) the Options Equity Percentage following such partial termination will be equal to or less than 14.5%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction (and, for the avoidance of doubt, the provisions of paragraph 9(p) shall apply to any amount that is payable by JPMorgan to Counterparty pursuant to this sentence). Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan’s obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Counterparty to the extent of any such performance.
(j)	Staggered Settlement. JPMorgan may, by notice to Counterparty on or prior to any Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares on two or more dates (each, a “Staggered Settlement Date”) as follows:
(a)	in such notice, JPMorgan will specify to Counterparty the related Staggered Settlement Dates (the first of which will be such Nominal Settlement Date and the last of which will be no later than the twentieth (20) Exchange Business Day following such Nominal Settlement Date) and the number of Shares that it will deliver on each Staggered Settlement Date on a payment versus delivery basis;

(b)	the aggregate number of Shares that JPMorgan will deliver to Counterparty hereunder on all such Staggered Settlement Dates will equal the number of Shares that JPMorgan would otherwise be required to deliver on such Nominal Settlement Date; and

(d)	if the Net Share Settlement terms set forth above were to apply on the Nominal Settlement Date, then the Net Share Settlement terms will apply on each Staggered Settlement Date, except that the Net Shares will be allocated among such Staggered Settlement Dates as specified by JPMorgan in the notice referred to in clause (a) above.
(k)	Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof, except as specifically set forth otherwise herein.

(l)	Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan (“JPMSI”), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Transaction.
(m)	Dividends. If at any time during the period from and including the Trade Date, to but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an “Ex-Dividend Date”), and that dividend is greater than the Regular Dividend on a per Share basis then the Calculation Agent will adjust the Cap Price to preserve the fair value of the Options to JPMorgan after taking into account such dividend. “Regular Dividend” shall mean USD 0.10 per Share per quarter. For the avoidance of doubt, upon the occurrence of a cash dividend in excess of a Regular Dividend resulting in any adjustment to the Conversion Rate of the Convertible Notes pursuant to Section 12.02(e) of the Indenture, the Calculation Agent shall make a corresponding adjustment to any of the Strike Price, Number of Options and the Option Entitlement.

(n)	Additional Provisions.
(i) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor “ or (C) at JPMorgan’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer.”
(ii) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words “Calculation Agent” in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:
“based on an amount representing the Calculation Agent’s determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Nationalization or De-Listing Event, as the case may be.”
(iii) Notwithstanding anything to the contrary in this Confirmation, upon the occurrence of one of the following events, with respect to this Transaction, (1) JPMorgan shall have the right to designate such event an Additional Termination Event and designate and Early Termination Date pursuant to Section 6(b) of the Agreement, and (2) Counterparty shall be deemed the sole Affected Party and the Transaction shall be deemed the sole Affected Transaction:
(A) Any “person” or “group” within the meaning of Section 13(d) of the Exchange Act other than Counterparty, any of its subsidiaries or its employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of the common equity of Counterparty representing more than 50% of the voting power of such common equity.
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

(B) Counterparty defaults on any indebtedness with an original aggregate principal amount of at least $150 million and such default results in the declaration of any principal and interest on such indebtedness immediately due and payable.
(C) There has been an event of default with respect to Counterparty under the terms of the Convertible Notes as set forth in Section 6.01 of the Indenture.
(D) At any time during the period from and including the Trade Date, to and including the Expiration Date, the Shares cease to be listed or quoted on the Exchange (a “Share De-listing”) for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Options are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the “Successor Exchange”)) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange.
(iv) Notwithstanding anything to the contrary in this Confirmation, upon the occurrence of any event resulting in an adjustment to the Conversion Rate as set forth in Section 12.03 of the Indenture in respect of any Convertible Notes surrendered for conversion, the delivery of a Notice of Conversion to the Counterparty relating to such Convertible Notes shall constitute an Additional Termination Event hereunder with respect to the number of Exercise Options relating to such number of Convertible Notes included in such Notice of Conversion. Upon receipt of such Notice of Conversion, the Counterparty shall promptly forward such notice to JPMorgan and upon receipt of the Counterparty’s notice, JPMorgan shall designate an Exchange Business Day as an Early Termination Date with respect to all or a portion of this Transaction corresponding to such number of Exercise Options. As a result of the occurrence of a Termination Event described in this clause (iv), any payment hereunder shall be calculated pursuant to Section 6 of the Agreement; provided that (A) in case of a partial termination, an Early Termination Date shall be designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the terminated portion and such Transaction shall be the only Terminated Transaction, and (B) if any amount hereunder is payable by JPMorgan to the Counterparty, such payment shall be satisfied solely by delivery by JPMorgan to the Counterparty of a number of Shares equal to such amount calculated pursuant to Section 6 of the Agreement divided by a price per Share determined by the Calculation Agent; provided further that in no event shall such number of Shares deliverable on such early termination by JPMorgan to the Counterparty be greater than the number of Shares underlying the Convertible Notes to which the Notice of Conversion described in the first sentence of this clause (iv) relates including the number of additional Shares resulting from any adjustment set forth in Section 12.03 of the Indenture deliverable with respect of such Convertible Notes minus the number of Shares equal in value to the aggregate principal amount of Convertible Notes to which such Notice of Conversion relates, as determined by the Calculation Agent in its sole reasonable discretion.
(o)	Setoff. In addition to and without limiting any rights of set-off that a party hereto may have as a matter of law, pursuant to contract or otherwise, upon the occurrence of an Early Termination Event, JPMorgan (and only JPMorgan) shall have the right to set off any obligation that it may have to Counterparty under this Confirmation, including without limitation any obligation to make any payment of cash or delivery of Shares to Counterparty, against any obligation Counterparty may have to JPMorgan under any other agreement between JPMorgan and Counterparty relating to Shares (each such contract or agreement, a “Separate Agreement”), including without limitation any
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

obligation to make a payment of cash or a delivery of Shares or any other property or securities. For this purpose, JPMorgan shall be entitled to convert any obligation (or the relevant portion of such obligation) denominated in one currency into another currency at the rate of exchange at which it would be able to purchase the relevant amount of such currency, and to convert any obligation to deliver any non-cash property into an obligation to deliver cash in an amount calculated by reference to the market value of such property as of the Early Termination Date, as determined by the Calculation Agent in its sole discretion; provided that in the case of a set-off of any obligation to release or deliver assets against any right to receive fungible assets, such obligation and right shall be set off in kind and; provided further that in determining the value of any obligation to deliver Shares, the value at any time of such obligation shall be determined by reference to the market value of the Shares at such time, as determined in good faith by the Calculation Agent. If an obligation is unascertained at the time of any such set-off, the Calculation Agent may in good faith estimate the amount or value of such obligation, in which case set-off will be effected in respect of that estimate, and the relevant party shall account to the other party at the time such obligation or right is ascertained.
(p)	Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If in respect of this Transaction, an amount is payable by JPMorgan to Counterparty (i) pursuant to Section 9.7 of the Equity Definitions or (ii) pursuant to Section 6(d)(ii) of the Agreement (a “Payment Obligation”), Counterparty may request JPMorgan to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) (except that Counterparty shall not make such an election in the event of a Nationalization or Insolvency or a Merger Event, in each case, in which the consideration to be paid to holders of Shares consists solely of cash, or an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement in each case that resulted from an event or events outside Counterparty’s control) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York local time on the Merger Date, the date of the occurrence of the Nationalization or Insolvency or the Early Termination Date, as applicable. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in Section 6(e) with respect to (i) this Transaction and (ii) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

Share Termination Alternative:	Applicable and means that JPMorgan shall deliver to Counterparty the Share Termination Delivery Property on the date when the Payment Obligation would otherwise be due pursuant to Section 9.7 of the Equity Definitions or Section 6(d)(ii) and 6(e) of the Agreement, as applicable (the “Share Termination Payment Date”), in satisfaction of the Payment Obligation in the manner reasonably requested by Counterparty free of payment.

Share Termination Delivery Property:	A number of Share Termination Delivery Units, as calculated by the Calculation
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

Agent, equal to the Payment Obligation divided by the Share Termination Unit Price. The Calculation Agent shall adjust the Share Termination Delivery Property by replacing any fractional portion of a security therein with an amount of cash equal to the value of such fractional security based on the values used to calculate the Share Termination Unit Price.

Share Termination Unit Price:	The value to JPMorgan of property contained in one Share Termination Delivery Unit on the date such Share Termination Delivery Units are to be delivered as Share Termination Delivery Property, as determined by the Calculation Agent in its discretion by commercially reasonable means and notified by the Calculation Agent to JPMorgan at the time of notification of the Payment Obligation.

Share Termination Delivery Unit:	One Share or, if a Merger Event has occurred and a corresponding adjustment to this Transaction has been made, a unit consisting of the number or amount of each type of property received by a holder of one Share (without consideration of any requirement to pay cash or other consideration in lieu of fractional amounts of any securities) in such Merger Event, as determined by the Calculation Agent.

Failure to Deliver:	Applicable

Other applicable provisions:	If this Transaction is to be Share Termination Settled, the provisions of Sections 6.6, 6.7, 6.8, 6.9 and 6.10 (as modified above) of the Equity Definitions will be applicable, except that all references in such provisions to “Physically-Settled” shall be read as references to “Share Termination Settled” and all references to “Shares” shall be read as references to “Share Termination Delivery Units”. “Share Termination Settled” in relation to this Transaction means that Share Termination Settlement is applicable to this Transaction.
(q)	Governing Law. New York law (without reference to choice of law doctrine).

(r)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.
(s)	Registration. Counterparty hereby agrees that if, in the good faith reasonable judgment of JPMorgan, the Shares (“Hedge Shares”) acquired by JPMorgan for the purpose of hedging its obligations pursuant to this Transaction cannot be sold in the public market by JPMorgan without registration under the Securities Act, Counterparty shall, at its election, either (i) in order to allow JPMorgan to sell the Hedge Shares in a registered offering, make available to JPMorgan an effective registration statement under the Securities Act and enter into an agreement, in form and substance satisfactory to JPMorgan, substantially in the form of an underwriting agreement for a registered secondary offering; provided, however, that if JPMorgan, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this paragraph shall apply at the election of Counterparty, (ii) in order to allow JPMorgan to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to JPMorgan (in which case, the Calculation Agent shall make any adjustments to the terms of this Transaction which are necessary, in its reasonable judgment, to compensate JPMorgan for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement), or (iii) purchase the Hedge Shares from JPMorgan at the Closing Price on such Trading Days, and in the amounts, requested by JPMorgan.
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519.

Very truly yours,

J.P. Morgan Securities Inc., as agent for
JPMorgan Chase Bank, National Association

By:	/s/ Sudheer Tegulapalle

Authorized Signatory
Name: Sudheer Tegulapalle

Accepted and confirmed
as of the Trade Date:

Pier 1 Imports, Inc.

By:	/s/ Michael A. Carter

Authorized Signatory
Name: Michael A. Carter
A subsidiary of J.P. Morgan Chase & Co.
Organized as a national bank association with limited liability under the United States National Bank Act
Registered in England branch number BR000746. Authorised by the FSA.
Registered branch address 125 London Wall, London, EC2Y 5AJ. Head office 270 Park Avenue, New York, USA.